Exhibit 10.3

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) is made and entered into as of April 1, 2026, by and between Soluna Holdings, Inc., a Nevada corporation (together with any successor entity thereto, the “Company”), on the one hand, and Generate Strategic Credit Master Fund I-B, L.P. (the “Warrant Holder”), on the other hand.

WHEREAS, in connection with the Amendment No. 1 to the Credit and Guaranty Agreement, and Amendment No. 1 to Pledge Agreement, dated as of April 1, 2026 (the “Credit Agreement”), by and among Soluna DVSL ComputeCo, LLC, Soluna DVSL II ComputeCo, LLC, Soluna KK I ComputeCo LLC, Soluna DV Services, LLC, Soluna KK Energy ServiceCo, LLC, Soluna DV Wind SponsorCo, LLC, the financial institutions from time to time party thereto as lenders (the “Lenders”), Generate Lending, LLC, as administrative agent for the Lenders, and Generate Lending, LLC, as collateral agent for the Lenders, the Company has agreed to issue the Warrants (as defined below) to the Warrant Holder under the conditions set forth therein; and

WHEREAS, in connection with the issuance of the Warrants to the Warrant Holder, the Company has agreed to provide the Warrant Holder the registration rights provided for in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Warrant Holder hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the respective meanings set forth in this Section 1 and other terms are defined throughout this Agreement:

“Affiliate” means, with respect to any person, any other person (for all purposes hereunder, including any entities or individuals) that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

“Business Day” means a day other than Saturday, Sunday or any other day which commercial banks in New York, New York are authorized or required by law to close.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Deadline” means on or prior to 75th calendar day after the Filing Date (or the 30th calendar day if the Commission does not review the Registration Statement); provided, that, in the event the Commission rules and regulations prohibit the Registration Statement from being declared effective on or prior to the date determined above, the Company may delay the Effectiveness Deadline until the tenth (10th) Business Day following the date that the Commission rules and regulations no longer prohibit such Registration Statement from being declared effective.

“Effectiveness Period” means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on the earliest of: (a) the date that all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein, (b) the date that all of the Registrable Securities covered by such Registration Statement have been previously sold in accordance with Rule 144, (c) such time as both (i) all of such Registrable Securities covered by such Registration Statement may be sold by the Holders without any restriction pursuant to Rule 144, including holding period, volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (assuming the Holder is not then an Affiliate of the Company), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders, and (ii) each such Holder, together with its Affiliates, holds less than 3.0% of the Company’s then outstanding shares of Common Stock, or (d) five (5) years from the Effective Date of the first Registration Statement filed with the Commission registering for resale the Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the later of (i) the fifteenth (15th) calendar day following the date hereof and (ii) September 1, 2025.

“Governmental Entity” means any federal, national, state, local, municipal, international, or multinational government or political subdivision thereof, governmental department, commission, board, bureau, agency, taxing, or regulatory authority, judicial, or administrative body, official, tribunal, or other instrumentality of any government, whether federal, state, or local, domestic, or foreign, or arbitrator or SRO.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities and, if other than the Warrant Holder, a Person to whom the rights hereunder have been properly assigned pursuant to Section 11 hereof.

“Losses” has the meaning given to it in Section 9(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan, State of New York.

“Person” means an individual, company, corporation, partnership, limited liability company, trust, body corporate (wherever located), or other entity, organization, or unincorporated association, including any Governmental Entity.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the Warrants, (ii) the shares of Common Stock issuable upon exercise of the Warrants; and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the securities referenced in clause (ii) above. Notwithstanding the foregoing, a security shall cease to be a Registrable Security for purposes of this Agreement (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement (in which case, only any security disposed of by such Holder shall cease to be a Registrable Security), (b) such Registrable Securities have been previously sold in accordance with Rule 144 (in which case, only any security disposed of by such Holder shall cease to be a Registrable Security) or (c) both (i) the Holder of such Registrable Securities may resell such securities without any restriction under Rule 144, including holding period, volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (assuming the Holder is not then an Affiliate of the Company), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders, and (ii) such Holder holds, together with its Affiliates, less than 3.0% of the Company’s then outstanding shares of Common Stock.

“Registration Statement” means any registration statement of the Company filed or confidentially submitted with the Commission under the Securities Act that covers the resale of Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

“Required Holders” means the Holders of a majority of the outstanding Warrants on an as-exercised basis.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 144 Block Trade” means an offering and/or sale of Registrable Securities made pursuant to Rule 144 on a block trade basis, including a same day trade, overnight trade or similar transaction.

“Rule 172” means Rule 172 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“SRO” means any (i) “self-regulatory organization” as defined in Section 3(a)(26) of the Exchange Act, (ii) other United States or foreign securities exchange, futures exchange, commodities exchange, or contract market, or (iii) other securities exchange.

“Trading Market” means any of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, or any other national securities exchange, or OTCQB or OTCQX (or any successors to any of the foregoing).

“Underwritten Offering” means an offer and/or sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

“Warrants” means warrants to purchase Common Stock issued pursuant to the Credit Agreement.

2. Registration.

(a) On or prior to the applicable Filing Date, the Company shall prepare and file or confidentially submit with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (a “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3, or if Form S-3 is not available to the Company, another appropriate form. The Resale Shelf Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Resale Shelf Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire) a “Plan of Distribution” in substantially the form attached hereto as Annex A. The Company shall cause the Resale Shelf Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable but, in any event, no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep such Resale Shelf Registration Statement continuously effective during its entire Effectiveness Period. By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of the Resale Shelf Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Resale Shelf Registration Statement (whether or not such filing is technically required under such Rule).

(b) In the event that the Registrable Securities are initially registered on Form S-1 pursuant to Section 2(a) hereof and the Company subsequently becomes eligible to use a registration statement on Form S-3, promptly following such date on which the Company becomes eligible to use a registration statement on Form S-3 to register Registrable Securities for resale, the Company shall file a Registration Statement on Form S-3 covering all securities that are then deemed Registrable Securities (or a post-effective amendment on Form S-3 to the then effective Registration Statement) for an offering to be made on a continuous basis pursuant to Rule 415 (an “S-3 Resale Shelf Registration Statement”) and shall cause such S-3 Resale Shelf Registration Statement to be filed as soon as commercially reasonable and declared effective under the Securities Act as soon as reasonably possible thereafter. Such S-3 Resale Shelf Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such S-3 Resale Shelf Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire) a “Plan of Distribution” in substantially the form attached hereto as Annex A. The Company shall use its commercially reasonable efforts to keep such S-3 Resale Shelf Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period. By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such S-3 Resale Shelf Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such S-3 Resale Shelf Registration Statement (whether or not such filing is technically required under such Rule). For the avoidance of doubt, the Company shall maintain the effectiveness of the Form S-1 then in effect until such time as an S-3 Resale Shelf Registration Statement has been declared effective by the Commission.

(c) [Reserved].

(d) The Company will give notice of its intention to file any Registration Statement to the Holders at least five (5) Business Days prior to the intended filing date of such Registration Statement. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”) at least three (3) Business Days prior to the anticipated filing date of such Registration Statement. If a Holder does not provide all such information the Company may reasonably request (a “Non-Complying Holder”), that Holder will not be named as a selling securityholder in the Prospectus and will not be permitted to sell its securities under such Registration Statement. From and after the effective date of such Registration Statement, the Company shall use its commercially reasonable efforts, as promptly as is practicable after a Non-Complying Holder delivers the information required pursuant to the previous two sentences, (i) if required by applicable law, to file with the Commission a post-effective amendment to such Registration Statement; and, if the Company shall file a post-effective amendment to such Registration Statement, use reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; or (ii) to prepare and, if permitted or required by applicable law, to file a supplement to the related Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the Non-Complying Holder is named as a selling securityholder in such Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, that the Company shall not be required to file more than one post-effective amendment under this clause (b) in any calendar quarter.

3. Piggyback Registrations.

(a) Subject to the terms and conditions hereof, until the expiration of the Effectiveness Period, in the event a Registration Statement covering all Registrable Securities is not effective, whenever the Company proposes to register any Common Stock (or any other securities that are of the same class or series as any Registrable Securities that are not shares of Common Stock) under the Securities Act (other than a registration by the Company (i) on Form S-4, (ii) on Form S-8 or (iii) pursuant to Section 2, the foregoing, each, an “Excluded Registration Statement”) or conduct an Underwritten Offering pursuant to a then-effective registration statement (other than an Excluded Registration Statement) (any such registration or offering, a “Piggyback Registration”), whether for its own account or for the account of others, the Company shall give each Holder prompt written notice thereof (but not less than ten Business Days prior to the filing by the Company with the Commission of any registration statement or prospectus supplement, as applicable, with respect thereto). Such notice (a “Piggyback Notice”) shall specify the number of shares of Common Stock (or other securities, as applicable) proposed to be registered or offered, as applicable, the proposed date of filing of such registration statement or prospectus supplement, with the Commission, the proposed means of distribution, the proposed managing underwriter(s) (if any), and a good faith estimate by the Company of the proposed minimum offering price of such shares of Common Stock (or other securities, as applicable), in each case to the extent then known. Subject to Section 3(b), the Company shall include in each such Piggyback Registration all Registrable Securities held by each Holder (a “Piggyback Seller”) with respect to which the Company has received written requests (which written requests shall specify the number of Registrable Securities requested to be disposed of by such Piggyback Seller) for inclusion therein within ten calendar days after such Piggyback Notice is received by such Piggyback Seller.

(b) If, in connection with a Piggyback Registration that involves an Underwritten Offering, the lead managing underwriter(s) advise(s) the Company that, in its opinion, the inclusion of all the securities sought to be included in such Piggyback Registration by (w) the Company, (x) other Persons who have sought to have shares of Common Stock registered in such Piggyback Registration pursuant to rights granted by the Company to demand such registration (such Persons, being “Other Demanding Sellers”), (y) the Piggyback Sellers and (z) any other proposed sellers of shares of Common Stock (such Persons being “Other Proposed Sellers”), as the case may be, would materially and adversely affect the success thereof, then the Company shall include in the registration statement applicable to such Piggyback Registration only such securities as the Company is so advised by such lead managing underwriter(s) can be sold without such an effect, as follows and in the following order of priority:

(i) if the Piggyback Registration relates to an offering for the Company’s own account, then (A) first, such number of shares of Common Stock (or other securities, as applicable) to be sold by the Company as the Company, in its reasonable judgment, shall have determined, (B) second, a pro rata number of shares of Common Stock to consist of (y) Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Piggyback Sellers, and (z) shares of Common Stock held by Other Demanding Sellers having rights of registration on parity with the Piggyback Sellers with respect to such offering (in each case, based on the number of shares of Common Stock properly requested to be included in such offering), (C) third, shares of Common Stock sought to be registered by Other Demanding Sellers not otherwise encompassed by clause (B) of this Section 3(b)(i) pro rata on the basis of the number of shares of Common Stock proposed to be sold by such Other Demanding Sellers, and (D) fourth, other shares of Common Stock proposed to be sold by any Other Proposed Sellers; or

(ii) if the Piggyback Registration relates to an offering other than for the Company’s own account, then (A) first, such number of shares of Common Stock (or other securities, as applicable) sought to be registered by each Other Demanding Seller pro rata in proportion to the number of securities sought to be registered by all such Other Demanding Sellers, (B) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Piggyback Sellers, (C) third, shares of Common Stock to be sold by the Company, and (D) fourth, other shares of Common Stock proposed to be sold by any Other Proposed Sellers.

(c) For clarity, in connection with any Underwritten Offering under this Section 3 for the Company’s account, the Company shall not be required to include the Registrable Securities of a Piggyback Seller in the Underwritten Offering unless such Piggyback Seller accepts the reasonable and customary terms of the underwriting as agreed upon between the Company and the lead managing underwriter(s), which shall be selected by the Company (subject to such lead managing underwriter(s) being reasonably acceptable to the Piggyback Sellers, such acceptance not to be unreasonably withheld, delayed or conditioned).

(d) If, at any time after giving written notice of its intention to register any shares of Common Stock (or other securities, as applicable) as set forth in this Section 3 and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, the Company shall determine for any reason not to register such shares of Common Stock (or other securities, as applicable), the Company may, at its election, give written notice of such determination to the Piggyback Sellers within five Business Days thereof and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration.

4. Withdrawal Rights. Any Holder having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act or an Underwritten Offering shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration or offering, as applicable, by giving written notice to such effect to the Company prior to the effective date of such registration statement or the pricing date of such Underwritten Offering, as applicable. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration or Underwritten Offering and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement (subject to the other terms and conditions of this Agreement). No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn

5. Rule 144 Block Trades. Upon request and at least three (3) Business Days advance notice by the Holder, the Company shall use its commercially reasonable efforts to cooperate in a timely manner with reasonable requests by the Holder with respect to any Rule 144 Block Trade by the Holder, including delivery of customary certificates to the Company’s transfer agent or the Holder’s broker, but excluding the delivery of legal opinions, disclosure letters or comfort letters.

6. Registration Procedures. In connection with the Company’s registration obligations hereunder:

(a) The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholders” section thereof materially differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented). The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which it (i) characterizes any Holder as an underwriter, unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire, (ii) excludes a particular Holder due to such Holder refusing to be named as an underwriter, unless so required pursuant to written comments received from the Commission or (iii) reduces the number of Registrable Securities being registered on behalf of a Holder without such Holder’s express written authorization. The Company shall also ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. Before filing such Registration Statement, any Prospectus, or any amendments or supplements thereto, the Company will furnish to counsel to the Holders including Registrable Securities in such registration or offering copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment of such counsel, and other documents reasonably requested by such counsel, including any comment letter from the Commission, and, if requested by such counsel, the Company will provide such counsel reasonable opportunity to participate in the preparation of such document(s). The Company shall not file any such Registration Statement, any Prospectus, or any amendments or supplements thereto to which the Holders of a majority of Registrable Securities or their counsel shall reasonably object, in writing, on a timely basis, unless, in the opinion of counsel for the Company, such filing is necessary to comply with applicable law.

(b) Subject to an Allowed Grace Period (as defined below), the Company shall (i) prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) to the extent required under applicable securities laws, prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to name new or additional selling securityholders to whom the rights hereunder have been properly assigned pursuant to Section 11 hereof, (iii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424, (iv) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement.

(c) The Company shall notify the Holders as promptly as reasonably possible (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; and (B) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(e) The Company shall promptly deliver to the Holders, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Holders may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(f) Prior to any public offering of Registrable Securities, the Company shall register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of all jurisdictions within the United States as any Holder may reasonably request in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, however, in connection with any such registration or qualification, the Company shall not be required to (i) qualify to do business in any jurisdiction where the Company would not otherwise be required to qualify, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any jurisdiction or (iv) make any change to the Company’s articles of incorporation or bylaws.

(g) Except to the extent the Registrable Securities are eligible to be transferred in book-entry form through the facilities of the Depository Trust Company or the book-entry system of the Company’s transfer agent, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement(s). Such book-entry securities or certificates, as applicable, shall be free, to the extent permitted by applicable federal securities laws, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(h) As promptly as reasonably possible upon the occurrence of any event contemplated by Section 3(c)(iv), the Company shall prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) For so long as the Registrable Securities that have been registered under a Registration Statement remain Registrable Securities, the Company shall notify the Holders thereof in writing of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and shall, subject to an Allowed Grace Period, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission. The Company shall also notify the Holders of Registrable Securities that have been registered under a Registration Statement in writing as promptly as reasonably possible when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment relating to such Registrable Securities has become effective.

(j)  Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(k) The Company shall use its commercially reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each Trading Market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such Trading Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(l) The Company shall cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates or book-entry securities (not bearing any restrictive legend to the extent permitted by the federal securities laws) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates or book-entry securities to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

(m) If requested by a Holder and to the extent legally required for the Holder to offer and sell Registrable Securities, the Company shall as soon as practicable, subject to an Allowed Grace Period: (i) incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Securities.

(n) Notwithstanding anything to the contrary contained herein, upon the advice of Company counsel, for a period (an “Allowed Grace Period”) of not more than thirty (30) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Agreement in the event that the Company determines in good faith that such suspension is necessary to (i) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (ii) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading; provided, that the Company shall promptly (A) notify the Holder in writing of the commencement (and the termination) of an Allowed Grace Period, but shall not (without the prior written consent of the Holder) disclose to the Holder any material nonpublic information giving rise to an Allowed Grace Period, (B) advise the Holder in writing to cease all sales under such Registration Statement until the end of the Allowed Grace Period and (C) use its commercially reasonable efforts to terminate an Allowed Grace Period as promptly as practicable.

(o) Other than the information regarding a Holder provided by such Holder to the Company for inclusion in a Registration Statement, the Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless: (i) disclosure of such information is necessary to comply with federal or state securities laws; (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement; (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction; or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, to the extent legally permitted to do so or not requested by a governmental body to refrain from doing so, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

7. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any registration statement is filed or becomes effective or any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed or traded for trading and (B) in compliance with applicable state securities or blue sky laws, reasonably agreed to by the Company in writing); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by a Holder); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company; (v) Securities Act liability insurance, if the Company so desires such insurance; (vi) reasonable and documented fees and disbursements of one counsel for all Holders whose Registrable Securities are included in a registration statement, which counsel shall be selected by the Holders of a majority of the Registrable Securities being sold in connection therewith; and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any Trading Market as required hereunder. In no event shall the Company be responsible for any broker or similar commissions incurred by any Holder or, except to the extent provided for in the Credit Agreement, any legal fees or other cost of the Holders.

8. Removal of Restrictive Legends. The restrictive legend on any Registrable Securities covered by this Agreement shall be removed if (a) such Registrable Securities are sold pursuant to an effective registration statement, (b) with respect to Registrable Securities held by the Warrant Holder, (i) a registration statement covering the resale of such Registrable Securities is effective under the Securities Act and/or (ii) such Registrable Securities may be sold in compliance with Rule 144 under the Securities Act, and in either case the Warrant Holder delivers to the Company a reasonably acceptable representation and/or “will comply” letter, as applicable, certifying that, among other things, the Warrant Holder will only transfer such Registrable Securities pursuant to such effective registration statement or Rule 144, as applicable, and will, upon request following any lapse of effectiveness of such registration statement or availability of Rule 144, as applicable, cooperate with the Company to have any then applicable restrictive legends reincluded on such Registrable Securities, (c) such Registrable Securities are being sold pursuant to Rule 144 under the Securities Act and the applicable Holder delivers to the Company a representation letter regarding such Holder’s compliance with the terms thereof; provided, that with respect to each of clause (a), (b) and (c) above, the applicable Holder has provided all documentation and evidence (which, in the case of clauses (b) and (c), shall include an opinion of counsel to such Holder) as may reasonably be required by the Company or its transfer agent to confirm that the legend may be removed under applicable securities laws (the “Legend Removal Documents”). The Company shall cooperate with the applicable Holder covered by this Agreement to effect removal of the legend on such Registrable Securities pursuant to this Section 8 as soon as reasonably practicable after delivery of notice from such Holder that the conditions to removal are satisfied (together with any Legend Removal Documents). The Company shall bear all of its own direct costs and expenses associated with the removal of a legend pursuant to this Section 8; provided, that the applicable Holder shall be responsible for all fees and expenses (including of counsel for such Holder) incurred by such Holder with respect to delivering the Legend Removal Documents.

9. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and its Affiliates and their respective officers, directors, shareholders, agents, investment advisors, partners, managers, members, consultants and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, shareholders, agents, investment advisors, partners, managers, members, consultants and employees of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing to the Company by or on behalf of such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 11.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and furnished in writing by or on behalf of such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party, in its discretion, has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that, the Indemnifying Party shall pay for no more than two separate sets of counsel for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement (i) imposes no liability or obligation on the Indemnified Party, (ii) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (iii) does not include any admission of fault, capability, wrongdoing or malfeasance by or on behalf of the Indemnified Party.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 9(c)) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If a claim for indemnification under Section 9(a) or 9(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 9(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 9(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9(d), (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section 9 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

10. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell Registrable Securities of the Company to the public without registration, the Company agrees, for so long as Registrable Securities are outstanding and held by the Holders, to:

(a) make and keep public information available, as those terms are understood, defined and required in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company is and remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon reasonable request in writing by such Holder, such information as may be reasonably and customarily requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

11. Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Warrant Holder to any transferee of all or any portion of such Warrant Holder’s Warrants or Registrable Securities if: (i) the Warrant Holder agrees in writing with the transferee or assignee to assign such rights and such transferee agrees to be bound by the terms of this Agreement, and a copy of such agreement is furnished to the Company within five (5) Business Days after such assignment; (ii) the Company is, within five (5) Business Days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is, if applicable, restricted under the Securities Act or applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

12. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 6(c), 6(i) or 6(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) Conflicting Rights. The Company shall not grant to any Person any demand, piggyback, or shelf registration rights the terms of which would violate the rights granted to the Holders hereunder, or provide for superior “cutback” priority relative to the Holders, in each case, pursuant to Section 3(b)(i) and (ii) without the prior written consent of the Holders of a majority of Registrable Shares (which majority, if the Warrant Holder at such time owns any Registrable Securities, must include the Warrant Holder).

(e) Amendments and Waivers. Except as set forth otherwise herein, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Required Holders. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first and second sentences of this paragraph.

(f) Notices. All notices and other communications, provided for or permitted hereunder, shall be made in writing and delivered by electronic mail (with receipt confirmed), overnight courier, registered or certified mail, return receipt requested, or by telegram:

(i) if to a Holder, at the most current address given by the transfer agent and registrar of the Shares to the Company; or

(ii) if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 325 Washington Ave Extension, Albany, New York 12205, Attention: Chief Financial Officer.

(g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment or assumption, subsequent Holders.

(h) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature were the original thereof.

(i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to any principle or rule that would require the application of the law of any other state. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k) Entire Agreement. This Agreement and the Credit Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Credit Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein or in the Credit Agreement, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Credit Agreement, or with respect to any Holder’s beneficial ownership of its Registrable Securities. Each Holder acknowledges that no other Holder will be acting as agent of such Holder in enforcing its rights under this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Holders has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Holders and not because it was required or requested to do so by any Holder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

COMPANY:

SOLUNA HOLDINGS, INC.

By:	/s/ John Belizaire
Name:	John Belizaire
Title:	Chief Executive Officer

Signature Page to Amended and Restated Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

WARRANT HOLDER:

GENERATE STRATEGIC CREDIT MASTER FUND I-B, L.P.

By:	/s/ Scott Gosselink
Name:	Scott Gosselink
Title:	Authorized Signatory

Signature Page to Amended and Restated Registration Rights Agreement